                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K\A-1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 30, 1999

                       Commission File Number: 33-29942-NY

                            ------------------------

                             NATIONS FLOORING, INC.
             [Exact name of registrant as specified in its charter]


          Delaware                    2836, 2835           11-2925673
          (State or Other       (Primary Standard          (IRS Employer
          Jurisdiction          Industrial Classification  Identification Number
          Of Incorporation or   Code Number)
          Organization)

          100 Maiden Lane
          New York, New York                               10038
          (Address of principal                          (Zip Code)
          executive offices)


       Registrant's telephone number, including area code: (212) 898-8888
--------------------------------------------------------------------------------

Item 2.           Acquisition or Disposition of Assets

                  As of the close of business on June 30, 1999, Carpet Barn, Inc. a Delaware corporation ("Carpet Barn"), a wholly owned subsidiary of Nations Flooring, Inc. ("Nations"), entered into an Asset Purchase Agreement with DuPont Flooring Systems, Inc. (a wholly owned subsidiary of E.I. DuPont De Nemours and Company) (DuPont) pursuant to which Carpet Barn acquired certain assets of DuPont (the "Assets") for an aggregate purchase price of $1,800,000 plus the assumption of certain liabilities. The source of such funds was the working capital of Carpet Barn, including funds borrowed pursuant to Carpet Barn's senior credit facility with Fleet Capital Corporation.

                  The Assets purchased by Carpet Barn under the Agreement consist of all of the properties and assets previously used by DuPont in the business of retailing, distributing and installation of residential floor covering products and flooring systems under the "Kemper" name in the greater Washington D.C. area.

                  The acquisition is accounted for as a purchase for financial reporting purposes, as a result of which Nations will record the assets acquired and liabilities assumed at fair values, and the results of the operations of Kemper will be included in Nations' consolidated financial statements commencing July 1, 1999.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a)      Financial statements of business acquired.

(b)      Pro forma financial information.

(c)      Exhibits.

1. Asset Purchase Agreement effective as of June 30, 1999 by and among Carpet Barn and DuPont.

         Incorporated by reference from Form 8-K, dated June 30, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                       NATIONS FLOORING, INC.

                                       By:   /s/ Philip A. Herman
                                          --------------------------
                                             Philip A. Herman
                                             Chairman of the Board and President

Dated:   September 9, 1999

                                 KEMPER CARPETS
                  (A DIVISION OF DUPONT FLOORING SYSTEMS, INC.)

                        STATEMENTS OF ASSETS ACQUIRED AND
                             LIABILITIES ASSUMED AND
                             STATEMENTS OF REVENUES
                          AND DIRECT OPERATING EXPENSES

                     December 31, 1998 and June 30, 1999


                                    CONTENTS

         INDEPENDENT AUDITOR'S REPORT                                       F-2

         FINANCIAL STATEMENTS

         Statements of assets acquired and liabilities assumed              F-3

         Statements of revenues and direct operating expenses               F-4

         Notes to financial statements                                F-5 - F-7

                          Independent Auditor's Report


To the Board of Directors
Nations Flooring, Inc.
New York, New York

We have audited the accompanying special purpose statements of assets acquired and liabilities assumed of Kemper Carpets (the Company), a division of DuPont Flooring Systems, Inc. (a wholly owned subsidiary of E.I. DuPont De Nemours and Company) as of December 31, 1998 and June 30, 1999 and the related special purpose statements of revenues and direct operating expenses for the year ended December 31, 1998 and the six month period ended June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, these special purpose financial statements are prepared to reflect the assets acquired and liabilities assumed by Nations Flooring, Inc. in its acquisition of Kemper Carpets, as well as Kemper Carpets' revenues and direct operating expenses. The special purpose financial statements are not intended to be a complete presentation of DuPont Flooring Systems, Inc.'s assets and liabilities or results of its operations, and accordingly, these special purpose financial statements are not intended to be a presentation in accordance with generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of Kemper Carpets as of December 31, 1998 and June 30, 1999 and the results of its revenues and direct operating expenses for the year ended December 31, 1998 and the six month period ended June 30, 1999, on the basis of accounting described in Note 1.

/s/ McGladrey & Pullen, LLP


McGladrey & Pullen, LLP
Las Vegas, Nevada
August 19, 1999

KEMPER CARPETS
(A DIVISION OF DUPONT FLOORING SYSTEMS, INC.)

STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
December 31, 1998 and June 30, 1999

(Note 1)                                                                     December 31,       June 30,
ASSETS                                                                          1998             1999
                                                                          ----------------------------------
Current Assets
  Accounts receivable, less allowance for doubtful
    accounts 1998 $60,000; 1999 $75,000 (Note 3)                               $   554,783      $   510,489
  Inventory (Note 2)                                                               435,890          579,382
  Prepaid expenses and other                                                        49,572           47,720
                                                                          ----------------------------------
                   Total current assets                                          1,040,245        1,137,591

Equipment and Leasehold Improvements, net (Note 1)                                 157,840          133,871
                                                                          ==================================
                                                                               $ 1,198,085      $ 1,271,462
                                                                          ==================================

LIABILITIES AND EXCESS OF ASSETS ACQUIRED OVER LIABILITES ASSUMED
Current Liabilities
  Current maturities of capital lease obligations (Note 4)                     $    11,571      $    12,161
  Accounts payable                                                                 164,308          107,684
  Accrued bonus                                                                     30,005                -
  Accrued rents                                                                     58,466           51,968
  Other accrued expenses                                                            28,197           39,164
  Customer deposits                                                                118,157          230,819
                                                                          ----------------------------------
                       Total current liabilities                                   410,704          441,796

Capital Lease Obligations, less current maturities (Note 4)                         31,349           25,119

Commitments (Note 4)

Excess of Assets Acquired Over Liabilities Assumed                                 756,032          804,547
                                                                          ==================================
                                                                               $ 1,198,085      $ 1,271,462
                                                                          ==================================

See Notes to Financial Statements.

KEMPER CARPETS
(A DIVISION OF DUPONT FLOORING SYSTEMS, INC.)

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
Year Ended December 31, 1998 and Six Month Period Ended June 30, 1999

                                                                          December 31,           June 30,
(Note 1)                                                                      1998                 1999
                                                                    ---------------------------------------
Net sales (Note 3)                                                        $ 6,300,467 $        $ 3,331,290

Cost of sales                                                               4,213,701            2,269,313
                                                                    ---------------------------------------
    Gross Profit                                                            2,086,766            1,061,977

Selling, general and administrative expenses                                1,458,854              690,644
Amortization and depreciation                                                  56,714               24,561
Interest on capital lease obligations                                           4,867                2,032
                                                                    ---------------------------------------

    Excess of revenues over direct operating expenses                      $  566,331            $ 344,740
                                                                    =======================================


See Notes to Financial Statements

KEMPER CARPETS
(A DIVISION OF DUPONT FLOORING SYSTEMS, INC.)

NOTES TO FINANCIAL STATEMENTS

Note 1.     Nature of Business and Significant Accounting Policies

Nature of business

Kemper Carpets (Kemper or Company), a division of DuPont Flooring Systems, Inc.
(DFS) (a wholly owned subsidiary of E.I. DuPont De Nemours and Company) is in the business of selling and installing floorcovering and related products to residential contract, retail replacement and commercial markets. Kemper operates through three retail showrooms and one warehouse in the greater Washington D.C. area. The Company grants credit principally to new homebuilders. Segment information is not presented since all of the Company's revenue is attributed to a single reportable segment.

Basis of presentation

The accompanying statements of assets acquired and liabilities assumed as of December 31, 1998 and June 30, 1999 and revenues and direct operating expenses for the year ended December 31, 1998 and the six month period ended June 30, 1999 have been prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission.

On June 30, 1999, Carpet Barn, Inc. a wholly owned subsidiary of Nations Flooring, Inc. (Nations) entered into an Asset Purchase Agreement with DFS to purchase the tangible assets used in conducting the business of DFS' Kemper division for an aggregate purchase price of $1,800,000, and the assumption of certain liabilities of the Kemper division. In addition to the tangible assets, Nations agreed to complete all uncompleted customer orders and DFS has agreed not to compete with Nations in a line of business similar to Kemper in Kemper's general business territory for five years.

The statements of assets acquired and liabilities assumed include the amounts of the tangible assets of Kemper acquired, and its liabilities assumed by Nations Flooring, Inc. (Nations) in its acquisition of Kemper, presented in accordance with generally accepted accounting principles applicable to DFS. Nations assumed control of the operations of Kemper on July 1, 1999. The estimated fair value of the net assets to be assigned in the allocation of the purchase price by Nations may differ from the reported values.

The statements of revenues and direct operating expenses include only those revenues and operating expenses directly related to the sale of Kemper's products. All non-direct expenses allocated to Kemper from DFS such as income taxes, treasury, corporate accounting and legal services, estimated or actual losses resulting from the self insured liability and property plans and allocated interest expense, have been excluded.

A summary of the Company's significant accounting policies follows.

Use of estimates in the preparation of financial statements

In preparing the statements of assets acquired and liabilities assumed and revenues and direct operating expenses, Kemper's management is required to make estimates and assumptions which significantly affect the amounts reported and disclosed in the statements of assets acquired and liabilities assumed and revenues and direct operating expenses. Actual results could differ from those estimates.

Inventory

Material inventory consists primarily of carpet, vinyl and wood and is stated at the lower of cost (first-in, first-out method) or market. Work in process inventory represents material and labor on jobs for which the installation process is not yet complete.

Equipment and leasehold improvements

Equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided on the straight-line and accelerated methods for financial reporting purposes. Amortization is provided on the straight-line basis over the shorter of the economic life of the asset or the lease term. Depreciation expense on assets acquired under capital leases is included with depreciation on owned assets.

KEMPER CARPETS
(A DIVISION OF DUPONT FLOORING SYSTEMS, INC.)

NOTES TO FINANCIAL STATEMENTS

Note 1.     Nature of Business and Significant Accounting Policies (continued)

Equipment and leasehold improvements (continued)

Equipment and leasehold improvements consist of the following at December 31, 1998 and June 30, 1999:

                                                                         Depreciation    December 31,     June 30,
                                                                             Lives           1998           1999
                                                                                             ----           ----

Furniture and equipment                                                        7         $  241,992     $  242,055
Equipment acquired under capital leases                                        5             60,674         60,674
Autos and trucks                                                               5             79,295         79,295
Leasehold  improvements                                                      3 -5            48,251         48,843
                                                                                      -----------------------------
                                                                                            430,212        430,867

Less accumulated depreciation and amortization, including amounts applicable to assets acquired under capital leases 1998 $19,669:
 1999 $25,736 (Note 3)                                                                      272,372        296,996
                                                                                   ================================
Equipment and leasehold improvements, net                                                $  157,840     $  133,871
                                                                                   ================================


The Company assesses the impairment of long-lived assets by comparison to the projected undiscounted cash flows to be derived from the related assets. The Company has concluded that no impairment in the carrying amount of long-lived assets existed at December 31, 1998 and June 30, 1999.

Vendor coop marketing and purchase discounts

The Company participates in various advertising and marketing programs with suppliers. Certain of the Company's costs incurred in connection with these programs are reimbursed. The Company records these reimbursements when earned. The Company also records accounts payable net of anticipated purchase discounts.

Comprehensive Income

The Company does not have any elements of "other comprehensive income," as defined in Statement of Financial Accounting Standards 130, "Reporting Comprehensive Income," that are not included in the determination of net income and accordingly does not present a statement of comprehensive income.

Revenue recognition

Revenue is recorded for commercial and retail floorcovering sales upon installation.

Advertising

All costs related to marketing and advertising the Company's products are expensed in the period incurred.

Advertising expense, net of cooperative advertising earned, for the year ended December 31, 1998 and the period ended June 30, 1999 totaled $4,157 and $7,612, respectively.

Fair value of financial instruments

The carrying amounts of financial instruments including accounts receivable, accounts payable, accrued expenses and customer deposits approximate their fair values because of their short maturities. The carrying amounts of capital lease obligations approximate their fair values because the inherent interest rates approximate market rates.

Derivative Instruments and Hedging Activities

In June 1998 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The company will first be required to apply SFAS 133 in the first quarter of 2000. SFAS 133 in general requires that entities recognize all derivative financial instruments as assets or liabilities, measured at fair value, and include in earnings the changes in the fair value of such assets and liabilities. SFAS 133 also provides that changes in the fair value of assets or liabilities being hedged with recognized derivative instruments be recognized and included in earnings. The Company does not utilize derivative instruments, either for hedging or other purposes, and therefore anticipates that the adoption of the requirements of SFAS 133 will not have a material affect on its consolidated financial statements.

KEMPER CARPETS
(A DIVISION OF DUPONT FLOORING SYSTEMS, INC.)

NOTES TO FINANCIAL STATEMENTS

Note 2.  Inventory

Inventory consists of the following at December 31, 1998 and June 30, 1999:


                                                     December 31,       June 30,
                                                         1998            1999

Material inventory                                   $  285,384      $  414,728
Work in process                                         150,506         164,654
                                                  ==============================

                                                     $  435,890      $  579,382
                                                  ==============================

Note 3.     Major Customers

Sales for the Company include sales to, and accounts receivable due from, the following major customers:

                  Percent to Total Sales
              --------------------------------
                Year Ended     Period Ended         Percent to Total Accounts Receivable
                                                   ----------------------------------------
               December 31,      June 30,             December 31,          June 30,
Customer           1998            1999                   1998                1999
--------           ----            ----                   ----                ----
A                   8%              15%                   18%                 13%

Note 4.     Lease Commitments

Operating leases

The Company has entered into agreements to rent retail and warehouse space and certain vehicles under separate operating leases expiring through March 2002, which are being assumed by Nations. Monthly lease payments are net of taxes, insurance and utilities, and total $31,358. The monthly base rent will be adjusted annually to predetermined amounts, or to reflect any increases in the Consumer Price Index. The future minimum lease commitment under these leases at December 31, 1998 is as follows:

              Year ending December 31:
               1999                                                   $ 346,440
               2000                                                     287,922
               2001                                                     139,304
               2002                                                      22,563
                                                                   =============
                                                                      $ 796,229
                                                                   =============

Total rent expense under the above leases for the year ended December 31, 1998 and the six month period ended June 30, 1999 was approximately $363,000 and $182,000, respectively.

Capital leases

The Company leases certain warehouse and office equipment under capital leases expiring through June 2002, which are being assumed by Nations. The leases call for monthly payments totaling $1,278, including interest at 10%.

The following is a schedule by years of the future minimum lease payments under the capital leases together with the present value of the net minimum lease payments as of December 31, 1998:

       Year ending December 31:
              1999                                                   $   15,336
              2000                                                       15,336
              2001                                                       15,336
              2002                                                        4,538
                                                                  --------------
                Total minimum lease payments                             50,546
              Less the amount representing interest                       7,626
                                                                  ==============
              Present value of net minimum lease payments            $   42,920
                                                                  ==============

                      NATIONS FLOORING, INC. AND SUBSIDIARY

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of the close of business on June 30, 1999, Carpet Barn, Inc. a Delaware corporation ("Carpet Barn"), a wholly owned subsidiary of Nations Flooring, Inc. ("Nations"), entered into an Asset Purchase Agreement with DuPont Flooring Systems, Inc. (DFS) (a wholly owned subsidiary of E.I. DuPont De Nemours and Company) pursuant to which Carpet Barn acquired certain assets of DFS (the "Assets") for an aggregate purchase price of $1,800,000 plus the assumption of certain liabilities. The source of such funds was the working capital of Carpet Barn, including funds borrowed pursuant to Carpet Barn's senior credit facility with Fleet Capital Corporation. Nations assumed control of the operations of Kemper on July 1, 1999.

The Assets purchased by Carpet Barn under the Agreement consist of all of the properties and assets previously used by DFS in the business of retailing, distributing and installation of residential floor covering products and flooring systems under the "Kemper" name in the greater Washington D.C. area.

The acquisition is accounted for as a purchase for financial reporting purposes, as a result of which Nations will record the assets acquired and liabilities assumed at fair values, and the results of the operations of Kemper will be included in Nations' consolidated financial statements commencing July 1, 1999.

The accompanying pro forma condensed consolidated financial statements are derived from the historical audited financial statements of Nations and of Kemper (which include only the assets acquired and liabilities assumed by Nations and the revenues and direct operating expenses of the operations acquired by Nations) as of and for the year ended December 31, 1998 and historical financial statements of Nations (unaudited) and of Kemper (audited) as of and for the six month period ended June 30, 1999. The balance sheet is presented as if the transaction occurred on June 30, 1999 and the statements of operations are presented as if the transaction occurred on January 1, 1998. The unaudited pro forma condensed consolidated financial statements do not necessarily indicate the financial position or results of operations which would have occurred had the acquisition been completed at such times, nor do they necessarily indicate future results that may be expected. These statements should be read in conjunction with the historical consolidated financial statements of Nations, including notes thereto, included in its annual report on Form 10-K, and the historical financial statements of Kemper included elsewhere herein.

A further description of the acquisition, nature and amount of consideration given and pro forma adjustments follow the unaudited pro forma condensed consolidated financial statements.

Nations Flooring, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 1999

                                                   Historical         Historical                                    Pro forma
                                                     Nations            Kemper            Pro forma                  Nations
                                                 Flooring, Inc.         Carpets          Adjustments             Flooring, Inc.
---------------------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)                           (Unaudited)               (Unaudited)

Accounts receivable, net                      $        4,657,318 $          510,489 $                         $        5,167,807

Inventories                                            1,614,111            579,382                                    2,193,493

Other current assets                                     594,627             47,720            230,819  (1)              873,166

Property and equipment, net                            2,327,995            133,871             36,129  (1)            2,497,995

Intangible assets, net                                14,773,390            -                  728,505  (1)           15,501,895
                                              -----------------------------------------                       -------------------

     Total assets                             $       23,967,441 $        1,271,462 $                         $       26,234,356
                                              =========================================                       ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------------
Note payable                                   $       3,328,084 $          -       $        1,500,000  (1)   $        4,828,084

Accounts payable                                       2,475,553            107,684            300,000  (1)            2,883,237

Other current liabilities                              2,257,342            103,293                                    2,360,635

Customer deposits                                      1,785,205            230,819                                    2,016,024

Deferred income taxes                                    600,000            -                                            600,000

Long-term debt                                         4,133,364             25,119                                    4,158,483

Due to principal stockholder                           2,000,000            -                                          2,000,000
                                              -----------------------------------------                       -------------------
                                                      16,579,548            466,915                                   18,846,463
                                              -----------------------------------------                       -------------------
Stockholders' Equity
    Preferred stock                                            5            -                                                  5
    Common stock                                           3,730            -                                              3,730
    Additional paid-in-capital                         9,652,241            -                                          9,652,241
    Retained earnings (deficit)                      (2,268,083)            -                                        (2,268,083)
    Excess of assets, Kemper Carpets                    -                   804,547          (804,547) (1)              -
                                              -----------------------------------------                          ----------------

                                                       7,387,893            804,547                                    7,387,893
                                              -----------------------------------------                       -------------------

     Total liabilities and
         stockholders' equity                 $       23,967,441 $        1,271,462                           $       26,234,356
                                              =========================================                       ===================

Nations Flooring, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Six Month Period Ended June 30, 1999

                                                          Historical        Historical                             Pro forma
                                                           Nations            Kemper          Pro forma             Nations
                                                        Flooring, Inc.       Carpets        Adjustment           Flooring, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                         (Unaudited)                       (Unaudited)             (Unaudited)

Net sales                                           $       25,222,130 $      3,331,290 $                    $         28,553,420
Cost of sales                                               18,779,038        2,269,313                                21,048,351
                                                    ---------------------------------------                  ---------------------
    Gross profit                                             6,443,092        1,061,977                                 7,505,069
                                                    ---------------------------------------                  ---------------------

Selling, general and administrative expenses                 5,067,018          690,644                                 5,757,662
Amortization and depreciation                                  547,807           24,561           26,000 (1)              598,368
                                                    ---------------------------------------                  ---------------------
                                                             5,614,825          715,205                                 6,356,030
                                                    ---------------------------------------                  ---------------------
    Operating income                                           828,267          346,772                                 1,149,039

Other income (expense):                                      (477,433)          (2,032)         (67,000) (2)            (546,465)
                                                    ---------------------------------------                  ---------------------

Income before income taxes                                     350,834          344,740                                   602,574

Income taxes                                                   132,380          -                 84,620 (3)              217,000
                                                    ---------------------------------------                  ---------------------

    Net income                                                 218,454          344,740                                   385,574
Preferred stock dividends                                      309,600          -                                         309,600
                                                    ---------------------------------------                  ---------------------

    Net income (loss) available to common
        stockholders                                $         (91,146) $        344,740                      $             75,974
                                                    =======================================                  =====================

    Basic and dilutive income (loss) per
        common share                                $           (0.02)                                       $               0.02
                                                    ===================                                      =====================

Nations Flooring, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended December 31, 1998

                                                         Historical       Historical                                 Pro forma
                                                          Nations           Kemper            Pro forma               Nations
                                                       Flooring, Inc.      Carpets            Adjustment           Flooring, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             (Unaudited)             (Unaudited)

Net sales                                          $       45,000,387 $       6,300,467 $                      $         51,300,854
Cost of sales                                              33,907,293         4,213,701                                  38,120,994
                                                   -----------------------------------------                   ---------------------
    Gross profit                                           11,093,094         2,086,766                                  13,179,860

Selling, general and administrative expenses                8,175,710         1,458,854                                   9,634,564
Amortization and depreciation                               1,132,331            56,714             52,000 (1)            1,241,045
                                                   -----------------------------------------                   ---------------------
                                                            9,308,041         1,515,568                                  10,875,609
                                                   -----------------------------------------                   ---------------------
    Operating income                                        1,785,053           571,198                                   2,304,251

Other income (expense):                                   (1,450,152)           (4,867)          (135,000) (2)          (1,590,019)
                                                   -----------------------------------------                   ---------------------

Income before income taxes, dividends to
     preferred stockholders of subsidiary, and
     amortization of discount on preferred stock
    of subsidiary                                             334,901           566,331                                     714,232

Income taxes                                                  120,000         -                    137,000 (3)              257,000
Dividends to preferred stockholders of subsidiary             466,000         -                                             466,000
Amortization of discount on preferred stock
    of subsidiary                                           1,542,726         -                                           1,542,726
                                                   -----------------------------------------                   ---------------------

    Net income (loss)                                     (1,793,825)           566,331                                 (1,551,494)

Preferred stock dividends                                      98,200         -                                              98,200
                                                   -----------------------------------------                   ---------------------

    Net income (loss) available to common
        stockholders                               $      (1,892,025) $         566,331                        $        (1,649,694)
                                                   =========================================                   =====================

    Basic and dilutive loss per
        common share                               $           (0.52)                                          $             (0.45)
                                                   ===================                                         =====================

                      NATIONS FLOORING, INC. AND SUBSIDIARY

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                           Description of Acquisition

As of the close of business on June 30, 1999, Carpet Barn, Inc. a Delaware corporation ("Carpet Barn"), a wholly owned subsidiary of Nations Flooring, Inc. ("Nations"), entered into an Asset Purchase Agreement with DuPont Flooring Systems, Inc. (a wholly owned subsidiary of E.I. DuPont De Nemours and Company) (DuPont) pursuant to which Carpet Barn acquired certain assets of DuPont (the "Assets") for an aggregate purchase price of $1,800,000 plus the assumption of certain liabilities. The source of such funds was the working capital of Carpet Barn, including funds borrowed pursuant to Carpet Barn's senior credit facility with Fleet Capital Corporation.

The Assets purchased by Carpet Barn under the Agreement consist of all of the properties and assets previously used by DuPont in the business of retailing, distributing and installation of residential floor covering products and flooring systems under the "Kemper" name in the greater Washington D.C. area.

The acquisition is accounted for as a purchase for financial reporting purposes, as a result of which Nations will record the assets acquired and liabilities assumed at their estimated fair values, and the results of the operations of Kemper will be included in Nations' consolidated financial statements commencing July 1, 1999. The adjustments related to the expected purchase price allocations by Nations are based upon preliminary valuations which have not yet been finalized. The actual allocation of purchase price and the resulting effect on income may differ from the pro forma amounts included herein.

Balance Sheet Pro Forma Adjustments as of June 30, 1999

  (1) To record the payment and allocation of the purchase price, including the borrowings used by Nations to finance the payment to DFS. The components and allocation of the purchase price reflected in the pro forma adjustment are as follows:

Components of purchase price

Cash paid, financed through borrowings under line of credit      $  1,500,000
Seller financed through account payable to DuPont                     300,000
                                                                 -------------
                                                                    1,800,000
    Liabilities assumed                                               466,915
                                                                 -------------
        Total purchase price                                     $  2,266,915
                                                                 =============

Allocated to:
    Fair value of net tangible assets acquired                   $  1,370,591
    Receivable from DuPont to fund customer deposits                  230,819
    Covenant not to compete                                           100,000
    Goodwill                                                          628,505
                                                                 =============
                                                                 $  2,266,915

                                                                 =============





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


                      NATIONS FLOORING, INC. AND SUBSIDIARY

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                  CONSOLIDATED FINANCIAL STATEMENTS (continued)

Income Statement Pro Forma Adjustments for the Year Ended December 31, 1998 and the Six Month Period Ended June 30, 1999

The following is a description and summary of the pro forma adjustments associated with the combined statements of operations:

                                                                                           1998            1999
                                                                                           ----            ----
(1)            Amortization and depreciation                                             52,000          26,000

         To (i) adjust Kemper Carpets historical depreciation expense for the increase to fair value of the property and equipment acquired reflecting the lives and methods used by Nations, (ii) reflect the amortization of the covenant not to compete over its five year term and
         (iii) reflect the amortization of the goodwill recorded in the acquisition, which will be amortized on a straight-line basis over 25 years.

(2)            Interest expense                                                         135,000          67,000

         To reflect additional interest expense on the debt incurred to finance the acquisition, at an expected interest rate of 9%

(3)            Provision for income taxes                                               137,000          84,620

         To reflect income tax expense not carried on the special purpose financial statements of Kemper Carpets.


                                      6